                                                                 Exhibit 10.12


                                 LEASE AGREEMENT


                                     between


                     KAISER ALUMINUM & CHEMICAL CORPORATION,

                                  as Landlord,


                                       and


                                    AKW L.P.,

                                    as Tenant



                             Dated as of May 1, 1997



                                   Premises:

                           Buildings 11, 22, 26 and 16
                              1015 East 12th Street
                            Erie, Pennsylvania 16503
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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 1  Premises - Term ................................................   1

ARTICLE 2  Basic Rent - Additional Rent ...................................   3

ARTICLE 3  Condition of Premises; Landlord's Work .........................   5

ARTICLE 4  Payment of Taxes ...............................................   6

ARTICLE 5  Insurance ......................................................   7

ARTICLE 6  Utilities and Other Property-Related Services ..................   9

ARTICLE 7  Changes and Alterations - Surrender of Demised Premises
           and Personal Property ..........................................  10

ARTICLE 8  Repairs and Maintenance ........................................  13

ARTICLE 9  Compliance with Orders, Ordinances, Etc. .......................  14

ARTICLE 10 Mechanic's Liens ...............................................  14

ARTICLE 11 Inspection of Premises by the Landlord .........................  14

ARTICLE 12 Right to Perform Covenants of the Tenant........................  15

ARTICLE 13 Damage or Destruction ..........................................  15

ARTICLE 14 Condemnation ...................................................  16

ARTICLE 15 Defaults and Remedies; Events of Termination ...................  17

ARTICLE 16 Cumulative Remedies - No Waiver ................................  19

ARTICLE 17 Subordination: Fee Mortgages ...................................  19

ARTICLE 18 Quiet Enjoyment ................................................  20

ARTICLE 19 Notices ........................................................  20

ARTICLE 20 Certificates ...................................................  21

ARTICLE 21 Use ............................................................  21

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ARTICLE 22 Transfer; Assignment and Subletting ............................  22

ARTICLE 23 Invalidity of Particular Provisions ............................  22

ARTICLE 24 Allocation of Expenses .........................................  22

ARTICLE 25 Broker .........................................................  24

ARTICLE 26 Indemnity ......................................................  24

ARTICLE 27 Covenants to Bind and Benefit Respective Parties; Modification;
           Waiver of Trial by Jury; Exculpation; Unavoidable Delay ........  25

ARTICLE 28 Arbitration ....................................................  27

ARTICLE 29 Hazardous Substances Environmental Laws ........................  27

EXHIBIT "A-1" .............................................................  30
Demised Premises and Licensed Premises ....................................  30

EXHIBIT "A-2" .............................................................  31
Personal Property .........................................................  31

EXHIBIT "B" ...............................................................  32
Separation Work ...........................................................  32

EXHIBIT "C" ...............................................................  33
Initial Expense Allocation ................................................  33

SCHEDULE 8.1 ..............................................................  34
Personal Property Maintenance Schedules and Procedures ....................  34

                                 LEASE AGREEMENT


            THIS LEASE (the "Lease"), dated as of May 1, 1997, between KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the "Landlord"), and AKW L.P., a Delaware limited partnership, having an address at 1015 E. 12th Street, Erie, Pennsylvania 16503 (the "Tenant").


                               W I T N E S S E T H:

            WHEREAS, Landlord, Accuride Corporation (collectively, the "Contributing Parties"), Tenant and AKW General Partner L.L.C., a Delaware limited liability company, have entered into a Contribution Agreement, dated as of May 1, 1997 (the "Contribution Agreement", pursuant to which, inter alia, the Contributing Parties agreed to contribute or otherwise cause to be transferred to Tenant certain assets and rights necessary to permit Tenant to engage in the Business (as defined in the Contribution Agreement); and

            WHEREAS, Landlord is the owner of certain improved real property located at 1015 E. 12th Street, Erie, Pennsylvania (the "Plant") at which Landlord has conducted certain businesses, including without limitation, certain aspects of the Business; and

            WHEREAS, pursuant to the Contribution Agreement, Landlord and Tenant agreed to enter into this Lease in order to provide for the leasing by Landlord to Tenant of certain portions of the Plant used in connection with the Business, all on the terms and conditions provided herein.

            NOW, THEREFORE, in consideration of the mutual covenants, and subject to the terms and conditions, contained herein, the parties hereto agree as follows:


                                    ARTICLE 1

                                 Premises - Term

            Section 1.1 (a) (i) The Landlord, for and in consideration of the rents, covenants and agreements contained in this Lease to be paid, kept and performed by the Tenant, demises and leases to the Tenant, and the Tenant does hereby take and hire, upon and subject to the covenants, terms, conditions and agreements in this Lease, which the Tenant agrees to keep and perform, certain portions of the Plant which are described below and are shown on Exhibit "A-1" attached hereto and made a part hereof as constituting the "Demised Premises" (collectively, the "Demised Premises"):

      (1) Building 11 - an approximately 26,650 square foot building used for the storage of raw materials, billet preparation and storage for maintenance and production supplies;

      (2) Building 22 - an approximately 52,650 square foot building which houses the hydraulic presses used to forge and extrude aluminum products, and also houses the hydraulic pumps and contains office space and a maintenance area;

      (3) Building 26 - an approximately 33,750 square foot building used for receiving production and maintenance supplies, shipping products and spinning and heat treating products;

      (4) Building 16 - an approximately 2,500 square foot building which houses certain employee lockers; and

      (5) The eastern portion of the second floor of the Administration
Building.

      (ii) The Landlord also hereby grants to the Tenant, its agents, employees, vendors and contractors a license to use, during the Term, on a non-exclusive basis, the roadways, sidewalks, designated parking lots and other areas as generally shown on Exhibit "A-1" attached hereto and made a part hereof as the "Licensed Premises" (the "Licensed Premises" and together with the Demised Premises, the "Premises") for purposes of access to and parking in the vicinity of the Demised Premises. Landlord may, at its option, at any time during the Term after reasonable prior notice to Tenant (except in the event of an emergency), relocate all or a portion of Licensed Premises to other areas in the Plant, provided that such alternative Licensed Premises provide reasonable access to, and parking in the vicinity of, the Demised Premises. The Tenant shall use the Premises in accordance with the terms and conditions set forth in this Lease and in Section 6.4 of the Contribution Agreement. Tenant acknowledges and agrees that the privileges granted Tenant under this Section 1.1(a)(ii) shall merely constitute a license and shall not be deemed to grant Tenant a leasehold or other real property interest in the Licensed Premises. This license shall automatically terminate and expire upon the expiration or earlier termination of this Lease and the termination of such license shall be self-operative and no further instrument shall be required to effect such termination.

      (iii) The Demised Premises and the Licensed Premises shall specifically exclude any and all steam tunnels at the Plant and the emergency generator room located between Buildings 11 and 26 housing the diesel generator which provides emergency lighting for the east end of the Plant (collectively, the "Prohibited Areas"), irrespective of whether such Prohibited Areas or access thereto lies within or beneath any portion of the land or improvements comprising the Premises.

            (b) The Landlord hereby leases to the Tenant the items of personal property set forth on Exhibit "A-2" annexed hereto and made a part hereof (the "Personal Property").


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

            Section 1.2 (a) This Lease shall have an initial term of ten (10) years (the "Initial Term"), which Initial Term shall commence on the date hereof (the "Commencement Date") and shall expire on the day (the "Expiration Date") immediately preceding the tenth (10th) anniversary of the date hereof, unless the Initial Term shall be extended or sooner terminated as hereinafter provided (the Initial Term, as the same may be extended from time to time, the "Term").

            (b) Provided that this Lease is in full force and effect and that the Tenant is not then in default hereunder beyond any applicable grace periods, the Tenant shall have the right to renew this Lease for three (3) periods of five (5) years each (each, a "Renewal Period"), exercisable by delivery of a written notice ("Tenant's Renewal Notice") received by Landlord no later than one hundred eighty (180) days prior to the expiration of the then-current Term. Each Renewal Period shall commence on the day following the expiration date of the Initial Term or the immediately preceding Renewal Period, as the case may be, and shall end on the fifth (5th) anniversary of such expiration date. Upon the exercise by the Tenant from time to time of its right to renew as aforesaid, this Lease shall be deemed extended through the last day of the applicable Renewal Period upon the terms and conditions herein set forth except that the Basic Rent (as hereinafter defined) payable during the Renewal Period shall be fixed in accordance with the provisions of Section 2.1 (b) below.

            (c) The Tenant shall have the right to terminate this Lease at any time during the Term by giving the Landlord at least one hundred eighty (180) days' prior written notice of such termination, which notice shall specify the termination date. In the event of such termination, all Basic Rent and Additional Rent shall be apportioned as of the termination date set forth in Tenant's termination notice.


                                    ARTICLE 2

                          Basic Rent - Additional Rent

            Section 2.1 (a) The Tenant shall pay to the Landlord during the Initial Term an annual basic rent (the "Basic Rent") equal to One Dollar per annum, which Basic Rent shall be payable in advance on January 2 of each year during the Initial Term.

            (b) If the Term is extended from time to time for any Renewal Period, as provided in Section 1.2 (b) above, the Basic Rent for such Renewal Period (the "Renewal Rent") shall be determined as provided in this Section 2.1
(b). Upon receipt of Tenant's Renewal Notice, the Landlord and the Tenant shall attempt for thirty (30) days to agree upon the Renewal Rent, which the parties agree shall be the fair market rental value of the Demised Premises, taking into account the Personal Property, the obligation of the Tenant to pay Taxes (hereinafter defined) and other expenses allocated to the Demised Premises as provided elsewhere in this Lease. Should the Landlord and the Tenant be unable to agree on the Renewal Rent within such thirty (30) day period, the Tenant shall, at its own cost, appoint a disinterested real estate broker licensed in the State of Pennsylvania involved in the rental of similar space in the area in which the Plant is located for at least five (5) years (a

"Qualified Broker") to serve as an appraiser on its behalf and shall give notice thereof to the Landlord within sixty (60) days after the Landlord's receipt of the Tenant's Renewal Notice. The Landlord shall, at its own cost, within thirty (30) days after receiving said notice appoint a second Qualified Broker to serve as appraiser on its behalf and shall give written notice thereof to the Tenant. The Qualified Brokers shall independently, within thirty (30) days after their appointment, render in writing to the Landlord and the Tenant their independent appraisals of what the annual fair market rental value of the Demised Premises would be for the applicable Renewal Period. If Landlord and the Tenant or the two (2) Qualified Brokers cannot, within thirty (30) days thereafter, agree on what the annual fair market rental value of the Demised Premises would be for the applicable Renewal Period, the two (2) Qualified Brokers theretofore appointed shall appoint a third Qualified Broker. The third Qualified Broker shall then promptly select the amount set forth in one or the other of the two appraisals theretofore prepared which such Broker believes most closely approximates the annual fair market value of the Demised Premises, and same shall be the Renewal Rent for the applicable Renewal Period. The determination of the Qualified Broker(s) shall conclusively be and be deemed to be the Renewal Rent and shall be binding on Landlord and Tenant. In rendering their determination, the Qualified Brokers shall have no power to modify or in any manner alter or reform any of the provisions of this Lease. The cost of the third Qualified Broker shall be shared equally by Landlord and Tenant. If, for any reason whatsoever, the Renewal Rent has not been determined on or prior to the commencement of the applicable Renewal Period, Tenant shall pay to the Landlord on account of Basic Rent (subject to adjustment once the Basic Rent is determined) one hundred ten (110%) percent of the Basic Rent payable by the Tenant immediately prior to the commencement of the applicable Renewal Period.

            Section 2.2 (a) In addition to the Basic Rent, the Tenant shall pay and discharge, as additional rent (the "Additional Rent"), any and all other amounts, liabilities, charges, obligations and other payments which the Tenant, under any of the provisions of this Lease, is now or hereafter obligated to pay or discharge, as more particularly described in this Lease. In the event of any failure on the part of the Tenant to pay all or any part of the Additional Rent when due, the Landlord shall have the same rights and remedies provided for herein or by applicable law or otherwise in the case of the nonpayment of the Basic Rent.

            (b) It is intended that the Basic Rent be net to the Landlord and that the Tenant shall pay, as Additional Rent, all Taxes, utilities, and other costs and expenses relating to the Demised Premises (other than those environmental costs which Landlord shall pay pursuant to Section 6.3 of the Contribution Agreement) and an equitable portion of such Taxes, utilities, insurance and other costs and expenses relating to the Licensed Premises, all as reasonably determined by the Landlord and the Tenant pursuant to the provisions of this Lease, including, without limitation, Articles 4, 5, 6, 8 and 24 hereof. The Landlord and the Tenant have agreed upon a preliminary allocation of certain of these items as set forth in Exhibit "C" attached hereto and made a part hereof (the "Initial Expense Allocations"), and as referenced below in Section 24.4.

            Section 2.3 During the term of this Lease, if the Tenant shall fail to pay any installment of the Basic Rent or any of the Additional Rent due or payable hereunder or in connection herewith, within 10 days after Landlord notifies Tenant in writing that any such amount is due or payable, in addition to all of the other rights and remedies of the Landlord hereunder, the Tenant shall pay to the Landlord, in addition to all other payments required to be made under this Lease, the amount not paid when due, together with interest thereon, at a rate (the "Interest Rate") equal to the lower of (i) 3% over the prime rate publicly announced from time to time by Morgan Guaranty Trust Company of New York and (ii) the highest rate permitted by applicable law, from the due date until the date of payment. All amounts payable to the Landlord pursuant to this
Section 2.3 shall be constitute Additional Rent.


                                    ARTICLE 3

                     Condition of Premises; Landlord's Work

            Section 3.1 Except as otherwise provided in Section 3.2 below, Tenant has inspected the Premises and the Personal Property and agrees to take the same "as is", where is, and with all faults, and Landlord shall have no obligation to prepare the Premises or the Personal Property for Tenant's occupancy.

            Section 3.2 Landlord agrees to perform the following work ("Landlord's Work"):

            (a) work necessary to segregate the Demised Premises from the rest of the Plant, to segregate certain parking lots for Tenant's use from the parking lots for the Plant, and to secure and provide for the independent use and operation of the same (collectively, the "Separation Work"), including without limitation, installing or causing to be installed, if possible, separate metering devices for utilities serving the Demised Premises, installing new locks and fences within and outside of the Demised Premises, and providing a new above-ground storage tank containment area, all as more particularly described in Exhibit "B" attached hereto and made a part hereof;

            (b) the Phase 1 Improvements (as defined in the Contribution Agreement), to the extent the same affect or relate to the Demised Premises; and

            (c) the work (the "Environmental Work") described in the Environmental Compliance Plan (as defined in the Contribution Agreement), to the extent the same affects or relates to the Demised Premises.

            Section 3.3 Landlord shall use its reasonable efforts to complete Landlord's Work in a timely manner (subject to Unavoidable Delays (hereinafter defined)); provided, however that Landlord shall have no obligation to employ contractor or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever. Landlord shall be under no penalty or liability to Tenant whatsoever by reason of any delay in such performance and this Lease shall not be affected thereby. Landlord's

Work shall be performed on a timely basis and in such a manner so as to minimize interference with the operation of the Business by the Tenant. Landlord shall have the right to enter the Demised Premises subsequent to the Commencement Date to perform Landlord's Work and the payment of Basic Rent and Additional Rent shall not be affected thereby.

                  Section 3.4 The Tenant shall pay, or shall reimburse the Landlord for, all reasonable costs and expenses incurred in connection with the performance of the Separation Work. The cost of performing the Phase I Improvements and the Environmental Work shall be borne by the party or parties responsible therefor under Sections 2.2 (g) and 6.3 of the Contribution Agreement.

                  Section 3.5 The Tenant shall comply with the operations and maintenance plan for the Pits (as defined in the Contribution Agreement) as set forth in Schedule 6.3(a) to the Contribution Agreement and for the Personal Property.

                                    ARTICLE 4

                                Payment of Taxes

            Section 4.1 Subject to the provisions of Section 4.2 and Article 24 below, Tenant shall pay (prior to the addition or imposition of any fine, penalty, interest, cost or expense in respect of the nonpayment thereof, if applicable), all real estate taxes, personal property taxes, occupancy taxes, assessments, water and sewer rents and charges, vault charges, license and permit fees and other governmental levies and charges, of any kind or nature (collectively, "Taxes"), which are assessed, levied, confirmed, imposed or which may become a lien upon all or any portion of the Demised Premises, or shall become payable, during and with respect to the Term: provided, that any Taxes relating to a fiscal period of the taxing or imposing authority, a part of which period is included in a period of time before the Commencement Date or the Expiration Date, shall (whether or not such Taxes shall be assessed, levied, confirmed, imposed or become a lien upon the Demised Premises or the Personal Property, or shall become payable, during the Term) be adjusted between the Landlord and the Tenant as of the Commencement Date or the last day of the Term, as the same may have been renewed, extended or terminated early by Tenant pursuant to Section 1.2 (c) hereof (the "Expiration Date"), as applicable. The Tenant, on or before the date any installment of Taxes shall become delinquent, shall furnish the Landlord with evidence of payment of such Taxes, in form reasonably satisfactory to the Landlord. Tenant shall be responsible for any fine, penalty, interest, cost or expense imposed upon the Demised Premises in respect of the nonpayment or late payment of Taxes.

            Section 4.2 In the event that any Taxes are billed pursuant to a tax or other billing scheme that incorporates property owned by the Landlord other than the Demised Premises and the Personal Property, then, notwithstanding the other provisions of this Article 4, all such Taxes respecting the Demised Premises and/or the Personal Property shall be paid by the Landlord, and the Landlord shall thereafter bill the Tenant for the Tenant's pro rata share of such Taxis as shall be reasonably determined by the Landlord and the Tenant. In addition to the payment of Taxes attributable to the Demised Premises and the Personal Property, the Tenant shall pay a pro rata share of Taxes attributable to the Licensed Premises. The determination of Tenant's pro rata share of Taxes shall be made by the Landlord and the Tenant in accordance with
Article 24 below and as set forth on Exhibit "C" attached hereto. All amounts payable by the Tenant under this Section 4.2 shall be treated as Additional Rent hereunder and shall be due and payable thirty (30) days after delivery of such bill to the Tenant and otherwise in accordance with the terms of this Lease.

            Section 4.3 Nothing in this Lease shall require the Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy, income, profits, revenue or transfer tax imposed upon the Landlord, nor shall any tax, assessment, charge or levy of the character above in this Section 4.3 be deemed to constitute Taxes, except if such taxes are customarily payable by the Tenant in substitution of any item of Taxes.

                                    ARTICLE 5

                                    Insurance

            Section 5.1 At all times during the term of this Lease the Tenant shall maintain workers' compensation insurance in the amount required by applicable law and employer's liability insurance to a limit of not less than $1,000,000; and keep the Demised Premises and the Personal Property insured against:

            (1) loss or damage by fire, and such other risks as may be included in the standard form of extended coverage insurance policy in an amount not less than 100% of the replacement value of the Demised Premises and the Personal Property, with reasonable deductibles not exceeding $100,000; and further provided that the amount of such insurance is at all times sufficiently large and the amount of such deductibles are sufficiently small, to prevent the Landlord from becoming a co-insurer within the terms of the applicable policies;

            (2) loss or damage by explosion of high pressure steam boilers, air conditioning equipment, pressure vessels, motors or similar apparatus, now or hereafter installed in the Demised Premises, if applicable, in such limits with respect to any one accident as may reasonably be required by the Landlord; and

            (3) such other insurance and increased policy limits with respect to the Demised Premises or the Personal Property as may be reasonably required from time to time by the Landlord.

            Section 5.2 The Tenant shall also maintain a policy of Commercial General Liability Insurance naming the Tenant as insured and the Landlord as additional insured against claims by third parties arising from the Tenant's use and occupancy of the Premises and the Personal Property. Such insurance shall provide amounts of insurance of not less than $5,000,000 per occurrence for bodily injury including death and for property damage.

            Section 5.3 All insurance provided to be maintained under this Lease shall be effected under valid enforceable policies issued by insurers of recognized responsibility, having a Best's rating of not less than A/VIII. Upon the execution of this Lease, certificates thereof shall be delivered to the Landlord and, if requested by the Landlord, certificates of such insurance shall be delivered to the holder of any Fee Mortgage (as hereinafter defined). Not later than fifteen (15) days after the expiration date of any policy, the original renewal policy for such insurance or certificate thereof shall be delivered to the Landlord. All such policies shall contain agreements by the insurers that such policies shall not be cancelled except upon at least 30 days' prior written notice to each named insured, additional insured and loss payee and the coverage afforded thereby shall not be affected by the performance of any work by the Tenant, or its agents or contractors on its behalf in or about the Premises.

            Section 5.4 All policies of insurance required under Section 5.1 above shall name the Landlord as an additional insured and the holder of any Fee Mortgage as loss payee with respect to the Demised Premises and the Improvements (hereinafter defined), as their respective interests may appear, pursuant to a standard mortgagee clause or endorsement. For purposes of this Lease, the term "Improvements" shall mean alterations, installations, improvements, additions or other physical changes in or about the Demised Premises.

            Section 5.5 Landlord shall obtain and keep in full force and effect:
(a) insurance against loss or damage by fire and other casualty to the Demised Premises and the Plant (exclusive of any alterations made by Tenant and any of Tenant's personal property), each as may be from time to time in effect and as are standard and customary in the normal course of Landlord's business in the context of market conditions. Tenant shall be named as a loss payee as its interests may appear in respect of the Demised Premises as an additional named insured in respect of the Demised Premises under such policies and Landlord will provide, or have its insurance broker provide, Tenant with evidence of such insurance, in a form reasonably satisfactory to Tenant, on or before the Commencement Date, and at such other times as Tenant may reasonably request. In lieu of maintaining the insurance described above, Landlord may self insure against such risks, provided that such self-insurance program is not inconsistent with prudent business practices with respect to insuring such risks. Landlord shall deliver to Tenant evidence of such self-insurance, in a form reasonably acceptable to Tenant, on or before the Commencement Date and at such other times as Tenant may reasonably request. Tenant shall cooperate with Landlord and Landlord's insurance companies in the adjustment of any claims for any damage to the Demised Premises.

            Section 5.6 The parties hereto shall procure an appropriate clause in, or endorsement on, any fire or extended coverage insurance covering the Demised Premises, the Plant and Personal Property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery and having obtained such clauses or endorsements of waiver of subrogation or consent to a waiver of right of recovery, will not make any claim against or seek to recover from the other for any loss or damage to its property or the property or others resulting from fire or other hazards covered by such fire and extended coverage insurance, provided, however, that release, discharge, exoneration and covenant not to sue herein contained shall be limited by and be in coexistence with the terms and provisions of the waiver of subrogation clause or endorsements or clauses or endorsements consenting to a waiver of right to recovery. If the payment of an additional premium is required for the inclusion of such waiver of subrogation provision, each party shall advise the other of the amount of any such additional premiums and the other party at its own election may, but shall not be obligated to, pay the same. If such other party shall not elect to pay such additional premium, the first party shall not be required to obtain such waiver of subrogation provision. If either party shall be unable to obtain the inclusion of such clause even with the payment of an additional premium, then such party shall attempt to name the other party as an additional insured (but not a loss payee) under the policy. If the payment of an additional premium is required for naming the other party as an additional insured (but not a loss payee), each party shall advise the other of the amount of any such additional premium and the other party at its own election may, but shall not be obligated to, pay the same. If such other party shall not elect to pay such additional premium or if it shall not be possible to have the other party named as an additional insured (but not loss payee), even with the payment of, an additional premium, then (in either event) such party shall so notify the first party and the first party shall not have the obligation to name the other party as an additional insured. Tenant acknowledges that Landlord shall not carry insurance on and shall not be responsible for damage to any alterations performed by Tenant or Tenant's personal property, and that Landlord shall not carry insurance against, or be responsible for any loss suffered by Tenant due to, interruption of Tenant's business.

                                    ARTICLE 6

                  Utilities and Other Property-Related Services

            Section 6.1 The Tenant shall, prior to delinquency, pay or cause to be paid all charges for heat, cooling, air, steam, water, sewer, gas, electricity, light, telephone, or any other utility service rendered or supplied to the Demised Premises throughout the Term (if and to the extent the same are billed directly to the Tenant), and shall indemnify the Landlord and hold the Landlord harmless against any liability or damages on such account.

            Section 6.2 In the event any utilities or other services payable pursuant to this Article 6 are billed pursuant to a billing scheme that incorporates property other than the Demised Premises, then, notwithstanding the other provisions of this Article 6, such utilities or other property-related services respecting the Demised Premises shall be paid by the Landlord, and the Landlord shall thereafter bill the Tenant for the Tenant's proportionate share of such utilities or other property-related services, as reasonably determined by the Landlord and the Tenant. In addition to the payment of utilities and services attributable to the Demised Premises, the Tenant shall pay a pro raw share of utilities and services attributable to the Licensed Premises. The determination of Tenant's proportionate share of utilities and services shall be made by the Landlord and the Tenant in accordance with Article 24 below and Exhibit "C" attached hereto. All amounts payable by the Tenant under this
Section 6.2 shall be treated as Additional Rent hereunder and shall be due and payable on the thirtieth (30th) day following delivery of any such bill to the Tenant.


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

            Section 6.3 The Landlord and the Tenant shall cooperate with each other to the extent reasonably necessary to enable the Tenant to obtain utility and other services at the Demised Premises, which may include sharing such utilities and services; provided, however, that the Landlord shall not be required to furnish any services or facilities to the Demised Premises, nor shall the Landlord be responsible for any interruption of services to the Demised Premises unless caused by the gross negligence or willful misconduct of the Landlord or its agents, servants or employees.

                                    ARTICLE 7

                     Changes and Alterations - Surrender of
                     Demised Premises and Personal Property

            Section 7.1 The Tenant shall not make any alterations, decorations, installations, additions, improvements, repairs, replacements or removals (collectively, "Alterations") to the Demised Premises, to any of the Improvements or any part thereof or any equipment or appurtenance thereto (each, an "Alteration"), unless the Tenant shall comply with the following requirements:

                  (a) Any Alteration shall be made promptly in a first class, workerlike manner, in compliance with all applicable legal requirements ("Requirements");

                  (b) No Alteration shall be made which would substantially change the general character or use of the Improvements;

                  (c) Such Alteration shall be effected under the supervision of the registered or licensed architect reasonably satisfactory to the Landlord (the "Architect");

                  (d) Prior to the commencement of any proposed structural Alteration, the Tenant shall furnish the Landlord complete plans and specifications for the proposed Alteration prepared by the Architect, which plans and specifications shall meet with the approval of the Landlord, which, except with respect to Alterations to the roof, the foundations or the exterior walls of any of the buildings comprising the Demised Premises, shall not be unreasonably withheld, together with the approval thereof by any governmental board, bureau or department then exercising jurisdiction, which plans and specifications shall be and become the property of the Landlord in the event that for any reason this Lease shall be terminated or shall expire;

                  (e) If, as a result of any Alterations performed by or on behalf of Tenant, any alterations, installations, improvements additions or other physical changes are required to be performed or made to any portion of the Plant other than the Demised Premises in order to comply with any Requirement(s), Landlord, at Tenant's sole cost and expense, may perform or make such alterations, installations, improvements, additions or other physical changes and take such actions as Landlord shall deem reasonably necessary;

                  (f) If, as a result of any Alteration by or on behalf of the Tenant, any asbestos containing material ("ACM") is required to be removed and disposed of, Tenant shall pay for all such removal and disposal costs, including air monitoring and health and safety costs associated with such removal, and shall remove and dispose of, or cause to be removed and disposed of, such ACM in accordance with all applicable Environmental Laws;

                  (g) The Demised Premises and the Personal Property shall at all time be free of liens for labor and materials supplied or claimed to have been supplied in connection with any Alteration and, if any mechanic's lien is filed against the Premises, the Plant or the Land (hereinafter defined) for work claimed to have been done for, or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within thirty (30) days after Tenant shall have received notice thereof, at Tenant's expense, by payment or filing the bond required by law or otherwise;

                  (h) The Tenant shall prosecute and complete, or cause to be prosecuted and completed, any Alteration in compliance with the approved plans and specifications and with all applicable laws and regulations and all insurance policies and all orders and requirements of any insurance underwriting or other similar body covering or applicable to the Demised Premises. No Alteration shall be undertaken until the Tenant shall have procured and paid for, so far as they may be required, from time to time, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction over the Demised Premises or the business or activities conducted thereon, and the Landlord agrees, at the sole cost and expense of the Tenant, to join in the application for such permits or authorizations whenever such action is necessary (so long as such joining does not impose any personal liability upon the Landlord in respect of any such Alteration). No plans and/or specifications required to be filed by the Tenant with any governmental authority shall be filed or submitted unless such plans and/or specifications are based upon and consistent with the plans and specifications approved by the Landlord. The Landlord's approval of any plans and specifications may be withdrawn if the Tenant fails to obtain any required governmental approval or if the Tenant otherwise fails to fulfill any obligation contained in this Article 7;

                  (i) At all times when an Alteration is in process, the Tenant, at the Tenant's sole cost and expense, shall obtain and keep in full force and effect, or cause to be obtained and kept in full force and effect: (1) workers' compensation insurance covering all persons employed in connection with such Alteration and with respect to death or personal injury or bodily injury claims which could be asserted against the Landlord, the Tenant or the Demised Premises; (2) general liability and property damage insurance (which insurance may be effected by endorsement, if obtainable, on the insurance required to be carried pursuant to this Lease shall contain a completed operations endorsement); and (3) builder's risk insurance, completed value form, covering all physical loss, in an amount reasonably satisfactory to the Landlord. The Landlord and the holder of any Fee Mortgage or other party which the Landlord may designate shall be named in all such insurance. The Tenant shall deliver to the Landlord policies or certificates evidencing such insurance, and evidence of the payment of the premiums therefor, prior to the commencement of any Alteration. Such insurance shall be in addition to the insurance provided for in Article 5 and shall otherwise be subject to the provisions of Article 5;

                  (j) Promptly following the completion of any structural Alteration, the Tenant shall deliver to the Landlord two complete sets of "as-built" plans and specifications therefor, certified to by the Architect as being accurate and complete; and

                  (k) Upon completion of any Alteration, the Tenant shall obtain and deliver to the Landlord originals of all certificates of occupancy (or equivalents), if any, or amendments thereof and of all certificates from governmental authorities, the Board of Fire Underwriters and such other certificates as are required or customarily obtained from any bureau or department having jurisdiction.

            Section 7.2 On the Expiration Date, the Tenant shall surrender and deliver the Demised Premises and the Personal Property, broom clean, to the possession and use of the Landlord, in substantially similar order, condition and repair as upon the Commencement Date, reasonable wear and tear and casualty for which the Tenant is not responsible for hereunder excepted, and free and clear of all tenancies and occupancies and free and clear of all liens and encumbrances hereafter affecting the Demised Premises or the Personal Property. All equipment, furniture and furnishings installed in, or placed upon, the Demised Premises by, or on behalf of, Tenant which Tenant, at Tenant's option, did not remove on or prior to the Expiration Date shall become the property of the Landlord. Tenant may not remove any fixtures or Alterations without the prior written consent of the Landlord, except to replace them with items of greater or equal value. Tenant shall restore and repair, in a good and workerlike manner, to good condition any damage to the Premises or the Plant caused by such removal.

            Section 7.3 The provisions of this Article 7 shall survive the expiration or earlier termination of this Lease.

                                    ARTICLE 8

                             Repairs and Maintenance

            Section 8.1 The Tenant, at its sole cost and expense, shall take good care of and maintain the Demised Premises and the Personal Property, including following the maintenance schedules and procedures identified on
Schedule 8.1 hereto and Schedule 6.3(a) to the Contribution Agreement and such other maintenance schedules and procedures as shall be mutually agreed upon by the parties hereto, and shall keep the Demised Premises and the Personal Property in good order, condition and repair throughout the Term and shall, in a good and workerlike manner, make all repairs therein and thereon, interior and exterior, structural and non-structural, necessary to keep the same in good order and condition, whether or not necessitated by obsolescence or wear and tear; provided, however, that the Landlord shall be responsible for making all structural repairs and replacements relating to the roof, the foundations or the exterior walls of any of the buildings comprising the Demised Premises other than (a) those structural repairs made in connection with routine and ordinary maintenance of the Demised Premises; and (b) those repairs made in connection with damage or injury caused by or resulting from Tenant's Alterations, or from carelessness, omission, neglect or improper conduct of Tenant, Tenant's agents, employees, invitees or licensees. Tenant shall give Landlord prompt notice of any defective condition that Landlord is required to repair and Landlord shall make all such repairs as soon as practicable.

            Section 8.2 The Landlord shall, at the Tenant's cost and expense, cause to be kept clean and free from dirt, snow, ice, rubbish, obstructions and encumbrances, the sidewalks, passageways, grounds, parking areas, walks, alleys and curbs within the Demised Premises; provided, however, that in lieu of paying or reimbursing the Landlord for the Tenant's proportionate share of the cost of such services, as reasonably determined by the Landlord and the Tenant, the Tenant may hire and pay for outside contractors to perform the same. The Landlord shall maintain, keep clean and free from dirt, snow, ice, rubbish, obstructions and encumbrances, the sidewalks, passageways, grounds, parking areas, walks, alleys and curbs within the Licensed Premises, and the Tenant shall pay to the Landlord, as Additional Rent, a pro rata share of the cost thereof, as reasonably determined by the Landlord and the Tenant in accordance with Article 24 hereof and Exhibit "C" attached hereto. All amounts payable by the Tenant under this Section 8.2 shall be treated as Additional Rent hereunder.

            Section 8.3 The Tenant shall be responsible for repairing and maintaining the Personal Property in accordance with the Landlord's specifications as provided to the Tenant from time to time.

                                    ARTICLE 9

                    Compliance with Orders, Ordinances, Etc.

            Section 9.1 Except as otherwise expressly set forth in Section 6.3 of the Contribution Agreement, during the Term, the Tenant shall comply, at its sole cost and expense, with all applicable laws and regulations, and with all requirements of all insurance policies and insurers under the policies required hereunder which may be applicable to the Demised Premises or the Personal Property, irrespective of the nature of the work required to be performed and irrespective of whether or not such work shall be required on account of any particular manner of use relating to or affecting the Demised Premises or the Personal Property.

            Section 9.2 Notwithstanding the foregoing, except as otherwise set forth in any other agreements between the parties, Landlord hereby releases Tenant from any liability for compliance with all applicable laws and regulations and with all Insurance Requirements existing on the Commencement Date ("Pre-Existing Laws") with respect to the Demised Premises or the Personal Property; provided, however, that Tenant shall comply with those Pre-Existing Laws applicable to the making of any Alteration by Tenant or the result of the making thereof. From and after the Commencement Date, Tenant shall be liable for compliance with new or revised laws, regulations and Insurance Requirements to the extent set forth above.

                                   ARTICLE 10

                                Mechanic's Liens

            Section 10.1 The Tenant shall not suffer or permit any mechanics' liens to be filed against the Demised Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant. If any such mechanics' lien shall at any time be filed against the Demised Premises, the Tenant shall, within 30 days of the filing thereof, cause such lien to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise.

                                   ARTICLE 11
                     Inspection of Premises by the Landlord

            Section 11.1 The Landlord and its authorized representatives shall have the right to enter the Demised Premises at all reasonable times, on reasonable prior notice, for the purpose of (a) inspecting or surveying the Demised Premises and the Personal Property, (b) making any necessary repairs or repairs required or permitted hereby to the Demised Premises and the Personal Property, (c) gaining access to, and entering, the Prohibited Areas, and (d) performing any other act permitted under this Lease.

                                   ARTICLE 12

                    Right to Perform Covenants of the Tenant

            Section 12.1 If the Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, or diligently proceed to perform any such act, the Landlord, after not less than fifteen (15) days' notice to the Tenant (except in case of emergency, in which event no notice need be given), may, but shall not be obligated to, make such payment or perform such other act. All amounts so paid by the Landlord in connection therewith shall constitute Additional Rent hereunder and shall be payable to the Landlord on the first day of the next succeeding month, together with interest thereon at the Interest Rate from the date the Landlord incurred such amount until the date of payment by the Tenant.

                                   ARTICLE 13

                              Damage or Destruction

            Section 13.1 If the Demised Premises or the Personal Property or any part thereof are damaged or destroyed in whole or in part by any casualty, the Tenant shall give the Landlord immediate notice thereof, and the Tenant shall, at its own cost and expense, whether or not such damage or destruction shall have been insured and whether or not insurance proceeds, if any, shall be sufficient for such purpose, promptly repair, alter, restore, replace and rebuild the Demised Premises or the Personal Property (each, a "Restoration") at least to the extent of the value and as nearly as practicable, to the character, quality, scope and size of the Demised Premises or the Personal Property existing immediately prior to such occurrence subject to and in accordance with the terms and provisions of Section 7.1 hereof. Landlord shall in no event be called upon to do or perform any Restoration, nor to pay for any of the costs or expenses thereof. Notwithstanding the provisions of the preceding sentence, if the Demised Premises are damaged and destroyed to the extent that they cannot reasonably be used for the conduct of the Business, and if the reasonably estimated time to complete the Restoration exceeds 180 days, the Tenant may terminate this Lease by notice to Landlord not later than thirty (30) days after such damage or destruction, provided that such termination shall only be effective if the Tenant pays or causes to be paid to the Landlord an amount equal to the greater of: (a) the amount of insurance proceeds received by the Tenant; or (b) the reasonably estimated cost of restoring the Demised Premises at least to the extent of the value and, as nearly as practicable, to the character, quality, scope and size the Demised Premises or the Personal Property existing immediately prior to such occurrence.

            Section 13.2 Unless this Lease is cancelled by the Tenant as provided above, this Lease shall not be affected in any manner by reason of total or partial damage or destruction of the Premises or any part thereof or by reason of the untenantability of the Demised Premises or any part thereof, for any reason, and the Tenant, notwithstanding any law or statute present or future, waives any and all rights to quit or surrender the Demised Premises or any part thereof. The Tenant's obligations hereunder shall continue as though none of such events had occurred and without abatement, suspension, diminution or reduction of any kind. The foregoing notwithstanding, if the Demised Premises shall be damaged by fire or other casualty during any Renewal Period, and if Tenant shall give prompt notice thereof to Landlord, the Basic Rent and any Additional Rent shall be reduced in the proportion by which the area of the part of the Premises which is not usable by Tenant, as reasonably determined by Landlord, bears to the total area of the Premises immediately prior to such casualty until such repairs which are required to be performed by Tenant (excluding Long Lead Work) shall be substantially completed. The Restoration shall be performed in a workerlike, diligent manner and Tenant shall use its best efforts to complete the Restoration as expeditiously as possible. If Tenant shall fail to perform the Restoration in a diligent and expeditious manner, then the Basic Rent and Additional Rent shall recommence on the date that the Restoration would have been completed but for the Tenant's failure. For purposes of this Lease, the term "Long lead Work" shall mean any item which is not a stock item and must be specially manufactured, fabricated or installed or is of such an unusual, delicate or fragile nature that there is a substantial risk that

            (i) there will be a delay in its manufacture, fabrication, delivery or installation, or

            (ii) after delivery, such item will need to be reshipped or redelivered or repaired so that in Landlord's reasonable judgement the item in question cannot be completed when the standard items are completed even though the item of Long Lead Work in question is (1) ordered together with the other items required and
(2) installed or performed (after the manufacture or fabrication thereof) in order and sequence that such Long Lead Work and other items are normally installed or performed in accordance with good construction practice. In addition, "Long Lead Work" shall include any standard item which in accordance with good construction practice should be completed after the completion of any item of work in the nature of the items described in the immediately preceding sentence.

                                   ARTICLE 14

                                  Condemnation

            Section 14.1 In the event that the Premises, or any part thereof, shall be taken in condemnation proceedings, or by exercise of any right of eminent domain (any such taking or conveyance, a "Taking"), the Landlord shall be entitled to collect from any condemnor the entire award for the Demised Premises (an "Award"); provided, that the Tenant shall be permitted to make application of an Award for the cost of its property and assets; provided, further, that such application does not reduce the amount of the Award potentially recoverable by the Landlord and that there shall first be deducted there from the Landlord's reasonable expenses of collection, including without limitation, attorneys' and experts' fees and disbursements. The Tenant agrees to execute any and all documents that may be required in order to facilitate collection by the Landlord of any such Awards. The Tenant and the holder of any Fee Mortgage in cooperation with the Landlord shall have the right to participate in any condemnation or eminent domain proceedings and be represented by counsel for the purpose of protecting their respective interests thereunder.

            Section 14.2 (a) If at any time during the Term a Taking of all or substantially all of the Demised Premises shall occur, or a Taking of less than substantially all of the Demised Premises that nevertheless, in the Landlord's and the Tenant's reasonable judgment, materially impairs the Tenant's ability to conduct its business thereon or access thereto, such taking shall be deemed to have caused this Lease to terminate and expire on the date of such Taking or determination, as appropriate. In such event, the Basic Rent and all Additional Rent required to be paid by the Tenant under this Lease shall be paid up to the date of such Taking and the Tenant shall, in all other respects, keep, observe or perform all the terms, covenants, agreements, provisions, conditions and limitations of this Lease on the Tenant's part to be kept, observed or performed, through the date of such Taking.

                  (b) Notwithstanding anything to the contrary contained herein, if by reason of a taking of a portion of the Plant, Tenant no longer has reasonable means of access to, or sufficient parking in the vicinity of, the Demised Premises, then Landlord shall use reasonable efforts to provide alternative means of access to the Demised Premises; provided, however, that if no alternative means of access are available, then the provisions of Section 14.2(a) shall apply hereto.

            Section 14.3 If, at any time during the Term, less than substantially all of the Demised Premises shall be Taken as provided above in this Article 14, and provided that any such Taking shall not, in the Landlord's and the Tenant's reasonable judgment, impair the Tenant's ability to conduct its business or have access to the Demised Premises, then, in such event, this Lease and the Term shall continue in full force and effect. In the event of any Taking referred to above, the Tenant shall give prompt notice thereof to the Landlord and shall proceed, with reasonable diligence, to perform any necessary repairs, restorations, alterations or replacements to the Demised Premises at the Tenant's sole cost and expense. All Awards payable as a result of any such Taking shall be paid to the Landlord; provided, that the Tenant shall be permitted to make application for an Award for the cost of its property Taken so long as the Landlord and the Tenant each agree that such application is reasonable and such application does not reduce the amount of the Award potentially recoverable by the Landlord and that there shall first be deducted therefrom the Landlord's reasonable expenses of collection, including without limitation, attorneys' and experts' fees and disbursements.

                                   ARTICLE 15

                  Defaults and Remedies; Events of Termination

            Section 15.1 The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Lease by the Tenant:

                  (a) The "abandonment" of the Demised Premises by the Tenant (for purposes of this Section 15.1(a), the term "abandonment" shall mean that Tenant shall (i) have vacated the Demised Premises with no intention to return; and (ii) not be maintaining the Premises in accordance with good business practice).

                  (b) The failure by the Tenant to make any payment of Basic Rent, Additional Rent or any other payment required to be made by the Tenant under this Lease within ten (10) days after receiving written notice from Landlord that any such amount is due and payable.

                  (c) The failure by the Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Section 15.1(b) above, where such failure shall continue for a period of thirty (30) days after notice thereof by the Landlord to the Tenant; provided, that if the nature of the Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then there shall not occur an Event of Default hereunder if the Tenant commences such cure within such thirty
      (30) day period and thereafter diligently prosecutes such cure to completion.

                  (d)(i) The making by the Tenant of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against the Tenant of a petition to have the Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against the Tenant, such petition is stayed or dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of the Tenant's assets located at the Demised Premises or of the Tenant's interest in this Lease, where possession is not restored to the Tenant within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of the Tenant's assets located at the Demised Premises or of the Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days.

            Section 15.2 (a) In the event of any Event of Default, the Landlord shall have the right, at the Landlord's option, to elect to terminate the Tenant's right to possession of the Demised Premises and the Personal Property and the Landlord may re-enter, take possession of the Demised Premises and Personal Property and remove any persons or property by legal action.

                  (b) The foregoing remedies shall not be exclusive but shall be in addition to all other remedies and rights provided under applicable law, including without limitation, the right to all compensatory and consequential damages suffered by the Landlord, and election to pursue one remedy shall not preclude resort to another concurrent remedy.

                  (c) No action of the Landlord, other than express written notice of termination pursuant to the provisions of this Lease, shall terminate this Lease.

            Section 15.3 The Tenant hereby waives the service of notice of intention to re-enter the Demised Premises or to institute legal proceedings with respect to such re-entry. The Tenant hereby further waives any and all rights of redemption granted by or under any present or future applicable laws in the event of the Tenant being evicted or dispossessed for any cause, or in the event of the Landlord obtaining possession of the Demised Premises and the Personal Property, by reason of the violation by the Tenant of any of the covenants and conditions of this Lease or otherwise.

                                   ARTICLE 16

                         Cumulative Remedies - No Waiver

            Section 16.1 Subject to the limitations contained in Section 27.1 below, the specific remedies to which the Landlord or the Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them of any provision of this Lease. The failure of either party hereunder to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option contained herein, shall not be construed as a waiver or relinquishment for the future of such covenant or option. The receipt by the Landlord of Basic Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by the Landlord unless such waiver is in writing and executed by the Landlord. No act or thing done by the Landlord or the Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Demised Premises and no agreement to accept such surrender shall be valid unless in writing executed by the Landlord. In addition to the other remedies in this Lease, the Landlord and the Tenant shall be entitled to restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease or to a decree compelling performance of any of such covenants, conditions or provisions.

                                   ARTICLE 17

                          Subordination; Fee Mortgages

            Section 17.1 Provided that the holder of any mortgages or deeds of trust (each, a "Fee Mortgage") covering the Landlord's fee interest in the Demised Premises, the Licensed Premises or any portion thereof shall execute and deliver to Tenant a non-disturbance and attornment agreement in form and substance reasonably satisfactory to the Tenant, this Lease shall be subject and subordinate at all times to the lien of such Fee Mortgage (other than the mortgage set forth in Item 2 of Schedule 3.4(b) to the Contribution Agreement which shall be subordinate to the Lease pursuant to a subordination agreement to be entered into by Landlord and the mortgagor). The Tenant will execute and deliver such further instrument or instruments subordinating this Lease to the lien of any such Fee Mortgage as shall be desired by the holder thereof. Tenant shall not do anything that would constitute a default under any Fee Mortgage of which Tenant has prior notice, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default thereunder. If, in connection with a financing secured in part by the land on which the Plant stands (the "Land"), the Plant, or any buildings of the Plant, any lending institution shall request reasonable modifications of this Lease, Tenant shall not unreasonably withhold or delay its consent to such modifications.

            Section 17.2 On or prior to the Commencement Date, Landlord shall obtain all necessary consents to the Lease.

                                   ARTICLE 18

                                 Quiet Enjoyment

            Section 18.1 So long as the Tenant shall not be in default of its obligations under this Lease beyond any applicable grace periods, the Tenant shall and may peaceably and quietly hold, occupy and enjoy the Demised Premises, and, on a non-exclusive basis, the Licensed Premises, during the Term, subject to the terms, conditions and provisions of this Lease.

                                   ARTICLE 19

                                     Notices

            Section 19.1 All notices, demands and requests which may or are required to be given by either party to the other shall be in writing. All notices, demands and requests by the Landlord to the Tenant shall be deemed to have been properly given if served in person by service by a national overnight courier such as Federal Express, or if sent by United States registered or certified mail, return receipt requested, postage prepaid. addressed to the Tenant at its address set forth above, Attention: Bill Curtin, or at such other place as the Tenant may from time to time designate in a written notice to the Landlord. A copy of each such notice, demand or request shall be dent to Kaiser Aluminum & Chemical Corporation, 26913 Northwestern Highway, Suite 520, Southfield, Michigan 48034. All notices, demands and requests by the Tenant to the Landlord shall be deemed to have been properly given if served in person by service by a national overnight courier such as Federal Express, or sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Landlord at the address first above written,
Attention: President, Engineered Components, or at such other place as the Landlord may from time to time designate in a written notice to the Tenant. A copy of each such notice, demand or request shall be sent to Kaiser Aluminum & Chemical Corporation, 5847 San Felipe, Suite 2600, Houston, Texas 77057,
Attention: General Counsel and to Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10019, Attention: Howard A. Sobel, Esq.

                                   ARTICLE 20

                                  Certificates

            Section 20.1 Each party hereto shall, at any time and from time to time upon not less than 10 days' prior notice by the other party, execute, acknowledge and deliver to such other party a statement in writing certifying, if true, that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease is in full force and effect as modified and stating the modifications) and the dates to which the Basic Rent and other charges have been paid in advance, and stating whether or not, to the best knowledge of the signer of such statement, the other party is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease and, if so, specifying each such default.

                                   ARTICLE 21

                                       Use

            Section 21.1 The Tenant shall use the Premises and the Personal Property solely for the production of Joint Venture Products (as defined in the Contribution Agreement) in connection with the conduct of the Business and for no other purpose. The provisions of this Section 21.1 shall not prohibit any new uses which become part of the Business, provided that the same: (a) are of the same nature as the current uses of the Demised Premises and the Personal Property; (b) are permitted under the certificate of occupancy (or the certificate of occupancy is amended to permit such use); and (c) are approved by the Landlord, such approval not to be unreasonably withheld or delayed. Tenant shall not use, treat, or dispose of any Hazardous Substances (as defined in the Contribution Agreement) in connection with the use of the Premises for the production of Joint Venture Products without first obtaining the prior consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

            Section 21.2 Pursuant to the Contribution Agreement, the Landlord may have transferred to, or made available for use by, the Tenant, certain Governmental Authorizations (as defined in the Contribution Agreement) required for the use and occupancy of, and conduct of the Business at, the Demised Premises. The Tenant shall obtain (to the extent not transferred or made available to the Tenant as provided above) and thereafter shall maintain in full force and effect, any permit, approval or license which is required by any governmental or nongovernmental agency or insurance regulatory body for the operation and maintenance of the Demised Premises and the use thereof in connection with the Business (including, without limitation, the Governmental Authorizations transferred to or made available to the Tenant pursuant to the Contribution Agreement), and shall promptly furnish the Landlord with a copy of same. The Tenant shall not use or allow the Premises or any part thereof to be used or occupied for any unlawful purpose.

            Section 21.3 In furtherance and not in limitation of the foregoing, the Tenant's use of the Premises and the Personal Property shall at all times be subject to the Landlord's reasonable health, safety and operating regulations and guidelines from time to time which are applicable to the Premises, the Personal Property and/or the Tenant's use thereof, to the extent the same have been furnished to the Tenant by the Landlord.

                                   ARTICLE 22

                       Transfer; Assignment and Subletting

            Section 22.1 The Tenant shall not assign, sublet, transfer, sell or otherwise convey the whole or any part of its interest in this Lease.

            Section 22.2 The Landlord may assign or transfer its interest in the Lease or the Premises or Personal Property at any time during the Term hereof, provided that any transferee expressly assumes the liabilities of the Landlord hereunder. Notwithstanding such assignment and assumption, the Landlord shall not be released from liability hereunder without the consent of the Tenant, which consent shall not be unreasonably withheld if the assignee or transferee has a net worth on the date of the assignment which is reasonably adequate for the performance by the Landlord of its obligations hereunder. Landlord shall notify Tenant of any such proposed assignment or transfer at least six (6) months prior to the effective date of such assignment or transfer. The foregoing provisions of this Section 22.2 shall not apply to the creation of any security interest, mortgage or lien by Landlord on its interest in the Lease of the Premises or Personal Property in connection with its existing primary credit facility or any replacement or extension thereof.

                                   ARTICLE 23

                       Invalidity of Particular Provisions

            Section 23.1 If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 24

                             Allocation of Expenses

            Section 24.1 The Tenant and the Landlord agree that (i) all costs and expenses solely attributable to the Demised Premises, the Personal Property and the use thereof are to be borne by the Tenant (other than the costs of certain structural repairs to be borne by the Landlord as provided in Section
8.1 hereof), (ii) all costs and expenses solely attributable to the portion of the Plant used and occupied exclusively by the Landlord or any party other than the Tenant (collectively, "Landlord's Premises") are to be borne by the Landlord, and (iii) all costs and expenses relating to the Licensed Premises are to be equitably apportioned between the Tenant and the Landlord.

            Section 24.2 The Landlord and the Tenant shall cooperate with each other to arrange for Taxes, utilities and services exclusively relating to or serving the Demised Premises to be separately assessed, metered or contracted for, to the extent reasonably practicable and unless the Landlord and the Tenant otherwise mutually agree (e.g. for the purpose of achieving cost savings). The cost and expense of any Separation Work performed in connection therewith shall be borne by the Tenant, as provided in Article 3 above.

            Section 24.3 The Landlord and the Tenant agree that the apportionment of costs or expenses (including Taxes, utilities and services) relating partially to Landlord's Premises or a portion thereof, and partially to the Demised Premises or a portion thereof, shall generally be made in accordance with the ratio of the interior square footage of buildings lying within the Demised Premises (or such portion thereof) to the square footage of buildings lying within the Landlord's Premises (or portion thereof). Similarly, apportionment of Licensed Area expenses shall generally be made in accordance with the ratio of the interior square footage of all buildings lying within the entire Demised Premises to the interior square footage of all buildings lying within the entire Landlord's Premises. Notwithstanding the foregoing, if the method of apportionment described in the preceding two sentences would be inequitable in any material respect (e.g., because the benefit from the service in question, the use of the utilities in question, or the value of the properties in question is disproportionate), then a more equitable basis of allocation shall be used.

            Section 24.4 Attached hereto as Exhibit "C" is a schedule of Initial Expense Allocations pursuant to which the Landlord and the Tenant have attempted to identify, and equitably apportion between the Landlord and the Tenant, certain costs and expenses relating to the Demised Premises and/or the Licensed Areas.

            Section 24.5 If any item of cost or expense paid, payable or incurred by either the Landlord or the Tenant is to be apportioned pursuant to this Lease, the party to whom such cost or expense is billed or by whom it is paid shall promptly notify the other party of the mount of such cost or expense, and such other party's proportionate share thereof and the basis upon which such proportionate share was determined. Such notice shall be accompanied by reasonable documentation relating to such cost or expense. The party so billed shall pay the billing party the amount requested within fifteen (15) business days of receiving such bill. If the party billed disputes the amount, such payment may be made under protest and the dispute shall be settled in the manner provided in Section 24.6 below. Following resolution of the dispute, any overpayment shall be refunded to the billed party, and any underpayment shall be paid to the billing party, in each case together with interest thereon at a rate equal to 2% above the rate of interest publicly announced by Citibank, N.A. from time to time as its "base rate" (unless such interest is waived by the party entitled to receive the same).

            Section 24.6 In the event any party disputes the amount of any bill submitted to it for payment pursuant to Section 24.5 above, it shall immediately notify the other parry in writing, which notice shall set forth the nature of the dispute with reasonable specificity and shall include any documentation reasonably required to evaluate such dispute. Each party shall appoint a representative who shall attempt to resolve the dispute. The representatives shall use the provisions of this paragraph and, if applicable, the methodology employed by the parties in arriving at the Initial Expense Allocations set forth in Exhibit "C" as guidelines in attempting to resolve the dispute. If such representatives are unable to resolve the dispute within thirty
(30) days, they shall submit the dispute to arbitration in accordance with
Article 28 hereof.

                                   ARTICLE 25

                                     Broker

            Section 25.1 Each party represents that it has not dealt with any broker in connection with this Lease. The Landlord and the Tenant shall indemnify and hold each other harmless from and against any and all loss, claims, liabilities, damages and expenses, including without limitation, attorneys' fees and expenses and court costs arising out of or in connection with any breach or alleged breach of the above representation or any claim by any person or entity for brokerage commissions or other compensation in connection with this Lease. The provisions of this Article 25 shall survive the expiration or sooner termination of this Lease.

                                   ARTICLE 26

                                    Indemnity

            Section 26.1 Except as otherwise provided herein or in the Contribution Agreement, the Tenant shall indemnify and hold harmless the Landlord against and from any and all liability, fines, suits, claims, demands, expenses (including without limitation, attorneys' fees and disbursements) and actions of any kind or nature arising by reason of injury to person or property occurring on or about the Premises from and after the date hereof and occasioned in whole or in part by any act or omission of the Tenant, or of any person on the Premises or any other part of the Plant by the license or permission of the Tenant, expressed or implied, or by any use of the Premises or the Personal Property, or any breach, violation or non-performance of any covenant in this Lease on the part of the Tenant to be observed or performed.

            Section 26.2 Except as otherwise provided herein or in the Contribution Agreement, Landlord shall indemnify and hold harmless the Tenant from and against all claims against Tenant arising from any direct damage to the Demised Premises and any bodily injury to Tenant's employees, agents or invitees resulting from the negligence or willful misconduct of Landlord or its agents. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, claims, demands and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, but shall be limited to the extent any insurance proceeds collectible by Tenant or such injured party with respect to such damage or injury are insufficient to satisfy same. Landlord shall have no liability for any consequential damages suffered either by Tenant or by any party claiming through Tenant.

            Section 26.3 If any claim, action or proceeding is made or brought against either party, which claim, action or proceeding the other party shall be obligated to indemnify such first party against pursuant to the terms of this Lease, then, upon demand by the indemnified party, the indemnifying party, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the indemnified party's name, if necessary, by such attorneys as the indemnified party shall approve, which approval shall not be unreasonably withheld. Attorneys for the indemnifying party's insurer are hereby deemed approved for purposes of this Section 26.3. Notwithstanding the foregoing, an indemnified party may retain its own attorneys to defend or assist in defending any claim, action or proceeding involving potential liability of Five Million Dollars ($5,000,000) or more, and the indemnifying party shall pay the reasonable fees and disbursements of such attorneys. The provisions of this
Article 26 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 27

                          Covenants to Bind and Benefit
                        Respective Parties; Modification;
                            Waiver of Trial by Jury;
                    Exculpation; Unavoidable Delay; Conflict

            Section 27.1 The covenants and agreements herein contained shall bind and inure to the benefit of the Landlord and the Tenant. The term "Landlord" means a landlord or lessor, and as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Demised Premises, or the owner of this Lease of the Demised Premises, so that in the event of any transfer of the Demised Premises or of this Lease, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of the Landlord hereunder, and it shall be deemed and construed without further agreement between the parties, or between the parties and the purchaser, at the time of any such transfer, that the purchaser of the Demised Premises of the Landlord's interest in this Lease has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder.

            Section 27.2 The terms and provisions of this Lease may not be altered, modified, waived or terminated except by an agreement in writing signed by the party to be charged.

            Section 27.3 It is mutually agreed by and between the Landlord and the Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with the Lease, the relationship of the Landlord and the Tenant, the Tenant's use of or occupancy of the Premises or the Personal Property, and any emergency or any other statutory remedy. It is further mutually agreed that in the event the Landlord commences any summary proceeding for possession of the Demised Premises and the Personal Property, the Tenant will not interpose any counterclaim of whatever nature or description in such proceeding.

            Section 27.4 Notwithstanding anything herein or in any rule, law or statute to the contrary, the Tenant hereby acknowledges and agrees that to the extent that the Landlord shall at any time have any liability under, pursuant to or in connection with this Lease, none of the Tenant, its officers, directors, partners, associates, employees, agents, guests, licensees or invitees (or any other party claiming through or on behalf of the Tenant) shall seek to enforce any personal or money judgment against the Landlord except against the equity interest of the Landlord in the Plant. In addition to and not in limitation of the foregoing, the Tenant further hereby acknowledges and agrees that, in no event and under no circumstances, shall the Landlord or any director indirect partner, officer, director, employee, agent or principal (disclosed or undisclosed) of the Landlord have any personal liability or monetary or other obligation of any kind under or pursuant to this Lease, except that the Landlord may be held liable to the extent of its equity interest in the Land and the Building. Any attempt by the Tenant or any officer, director, direct or indirect partner, associate, employee, agent, guest, licensee or invitee of the Tenant (or any other party claiming through or on behalf of the Tenant) to seek to enforce any such personal liability or monetary or other obligation shall be and be deemed to be in material violation by the Tenant of the terms of the tenancy created hereby and shall, in addition to and not limitation of the Landlord's other rights, powers, privileges and remedies under the terms and provisions of this Lease or otherwise afforded by applicable law in respect thereof, immediately vest the Landlord with the unconditional right and option to cancel this Lease on five (5) days' notice to the Tenant.

            Section 27.5 This Lease and the obligation of Tenant to pay Basic Rent and Additional Rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease expressly or implied to be performed by Landlord or because Landlord is unable to make, or is delayed in making any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or by accident, or by any cause whatsoever beyond Landlord's control, including, but not limited to, laws, governmental preemption in connection with a national emergency or by reason of any Requirements of any governmental authority, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency ("Unavoidable Delays").

            Section 27.6 In the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Contribution Agreement, the terms and provisions of the Contribution Agreement shall control.

                                   ARTICLE 28

                                   Arbitration

            Section 28.1 In such cases where this Lease expressly provides for the settlement of a dispute or question by arbitration, and only in such cases, either Landlord or Tenant may demand arbitration. Upon such demand, and except where other provisions of this Lease have special provisions therefor, the dispute or question shall be determined by arbitration in accordance with the provisions of Section 8.3 of the Contribution Agreement.

                                   ARTICLE 29

                    Hazardous Substances; Environmental Laws

            Section 29.1 Compliance with Environmental Laws. Except as specifically set forth or contemplated by Section 6.3(a), 6.3(b), 6.3(c) and 7.1(a)(ii) of the Contribution Agreement, Tenant represents, covenants and agrees that in conducting its business operations and/or its occupancy at the Premises, it shall (i) comply with all applicable Environmental Laws (as that term is defined in the Contribution Agreement), (ii) it shall not in any manner cause the emission, discharge, issuance, release or distribution of any Hazardous Substances (as that term is defined in the Contribution Agreement) in violation of any Environmental Law, and (iii) it shall comply with the terms and conditions of any permit issued to Landlord which relates in whole or in part to Tenant's use or occupancy of the Premises, including but not limited to the wastewater discharge permit and stormwater permit.

            Section 29.2 Copies of Submissions. Upon the prior reasonable written request of Landlord, Tenant shall supply Landlord with copies of any notices, reports, correspondence and submissions made by Tenant to the United States Environmental Protection Agency ("EPA"), the Pennsylvania Department of Environmental Protection, the Ohio Department of Environmental Protection, the United States Occupational Safety and Health Administration or any other local, state or federal authority which requires submissions by Tenant of any information concerning environmental matters or Hazardous Substances pursuant to any Environmental Law. Tenant's obligation under this paragraph shall not apply to attorney-client privileged communications or the attorney work product doctrine or to any confidential business information submitted to local, state or federal authorities under confidentiality protection to which Landlord would not otherwise be entitled under the Contribution Agreement.

            Section 29.3 Tenant's Remediation. Except as contemplated by Section
29.1 Section 7.1(a)(ii) of the Contribution Agreement, in the event of any spill, discharge, or release of any Hazardous Substances at, under or about, the Premises solely caused by Tenant or relating to the operations of Tenant's business and/or Tenant's occupancy at the Premises (hereinafter collectively referred to as a "Hazardous Discharge") or upon the issuance of any complaint, order, citation or notice of violation with regard to air emissions, water discharges, noise emissions or any other environmental, health or safety matter caused by tenant or relating to the operations of Tenant's business and/or occupancy at the Premises (hereinafter collectively referred to as an "Environmental Complaint"), Tenant shall, at its sole cost and expense, promptly take all such necessary steps to initiate and diligently complete all remedial action relating to the Hazardous Discharge or the issuance of such Environmental Complaint in accordance with all applicable Environmental Laws to the reasonable satisfaction of Landlord and the applicable governmental authority including the payment of any and all costs and penalties assessed against the Premises. Provided however, with respect to a Hazardous Discharge caused by Landlord, Tenant shall have no obligation to conduct any such remedial actions.

            Section 29.4 Copies of Notices. In the event that Tenant receives any notice, whether written or oral, concerning the occurrence of any Hazardous Discharge required to be reported under any Environmental Law or of any Environmental Complaint from any person, entity or governmental agency, then Tenant shall give prompt oral notice to Landlord, and shall within five (5) days thereafter, give written notice of same to Landlord, which notice shall set forth specifically and in detail all relevant facts and circumstances with respect thereto.

            Section 29.5 Tenant's Failure to Remediate Under Section 29.3, Landlord's Right to Remediate. Upon the occurrence of a Hazardous Discharge or Environmental Complaint, in the event Tenant fails to comply with Section 29.03, Landlord shall have the right, but not the obligation, after giving Tenant at least five (5) days prior written notice (unless emergent circumstances require less notice) and a reasonable opportunity to cure (which cure shall not exceed fifteen (15) days, unless emergent circumstances require less time) to enter onto the Premises and after advising Tenant, to take any actions necessary or advisable to remove, clean up and minimize the impact of, or otherwise deal with any Hazardous Discharge or any Environmental Complaint pertaining to the Premises. In the event such cure shall take more than fifteen (15) days to accomplish, Tenant shall have a period of time equal to the earlier of the reasonable time necessary to accomplish the cure or any requirement of any applicable governmental agency or Environmental Law, provided Tenant commences the cure within the fifteen (15) day period and thereafter diligently pursues same to completion. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights shall be deemed to be additional rent hereunder and shall be immediately payable by Tenant to Landlord upon demand.

            Section 29.6 Environmental Indemnification. Except as specifically set forth in Section 7.1(a)(ii) of the Contribution Agreement, Tenant shall indemnify the Landlord, its affiliates, shareholders, directors, officers and employees against, and hold them harmless from any and all damage, claim, loss liability and expense (including without limitation reasonable expenses of investigation and reasonable attorney's fees and expenses) incurred or suffered by Landlord, (i) arising out of or due to any spill, discharge, or release of any Hazardous Substances on, from, under or at the Premises resulting from events or conduct occurring after the commencement date of this Lease Term and solely caused by Tenant or relating to Tenant's business operations and/or Tenant's occupancy at the Premises, (ii) due to Tenant's failure to comply with its obligations under this Article, or (iii) due to Tenant's breach of any representation, warranty covenant or other agreement of the Tenant contained in this Article.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the date first set forth above.


                                LANDLORD:

                                KAISER ALUMINUM & CHEMICAL CORPORATION



                                By:  /s/ Daniel J. Rinkenberger
                                    -------------------------------
                                    Name:  Daniel J. Rinkenberger
                                    Title: Assistant Treasurer


                                TENANT:

                                AKW L.P.

                                By: AKW GENERAL PARTNER L.L.C.,
                                      its General Partner


                                By:
                                    -------------------------------
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the date first set forth above.


                                LANDLORD:

                                KAISER ALUMINUM & CHEMICAL CORPORATION



                                By:
                                    -------------------------------
                                    Name:
                                    Title:


                                TENANT:

                                AKW L.P.

                                By: AKW GENERAL PARTNER L.L.C.,
                                      its General Partner


                                By:  /s/ William J. Curtin
                                    -------------------------------
                                    Name:  William J. Curtin
                                    Title: Vice President

                                 [MAP OMITTED]

                                 EXHIBIT "A-2"

                                Personal Property


      The following three overhead cranes located in buildings to be leased to the Company:

      -- Whiting double box bean bridge crane, 20-ton capacity x 60' span, cab operated

      -- Case double box beam mill crane, 15-ton capacity x 65' span, cab operated

      -- Shawbox double box beam mill crane, 20-ton capacity x 65' span

                                                      EXHIBIT "B"

                                        Separation Work (Erie Plant Segregation)
=======================================================================================================================
                                                        $$
                  Project                            (x 1,000)    C/E                   Status as of 04/15/97
-----------------------------------------------------------------------------------------------------------------------
   Relocate Wagner Log Saw                        250            E           Complete.
-----------------------------------------------------------------------------------------------------------------------
   Relocate Small Hem Saw                           5            E           Complete.
-----------------------------------------------------------------------------------------------------------------------
   Meters: Electric                               130            C           Planned July 4 shutdown. Rev. from lOOK.
-----------------------------------------------------------------------------------------------------------------------
           Gas & Water                             50            C&E         Complete. 50% capital est.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   Building 11: Floor and drains                   12            C           Complete.
                                                 ---------------------------------------------------------------------
              : East pad                           26            C           Complete.
                                                  ---------------------------------------------------------------------
              : Relocate propane                    5            E           Complete by 04/30.
                                                  ---------------------------------------------------------------------
              : Rebuild O/H                        34            E           Cost of controls & electrics higher than
                 bridge crane                                                planned. Cost of revision forthcoming.
                                                  ---------------------------------------------------------------------
              : General clean up                   20            E           Still to do.
-----------------------------------------------------------------------------------------------------------------------
   New structures: Mills Offices, rest            170            C           Getting bids.
                   restrooms and
                   lunch room
                                                  ---------------------------------------------------------------------
                   : Store room                    20            C           Location change to West bldg. 22.
                                                                             Complete by 04/30.
-----------------------------------------------------------------------------------------------------------------------
   Main office - isolate staff                     15            C           Still to do.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   Receiving - Door, dock, driveway                25            C           Planned for June.
-----------------------------------------------------------------------------------------------------------------------
   Trk gate, driveway                              80            C           Getting permit. Start 04/20.
-----------------------------------------------------------------------------------------------------------------------
   Move small crane (trolley)                      10            E           Still to do.
-----------------------------------------------------------------------------------------------------------------------
   Fences & door blockages                         20            C           Have quotes. Still to do.
=======================================================================================================================


Capital = $523,000
Expense =  349,000
          --------
TOTAL   = $872,000

                                   EXHIBIT "C"

                           Initial Expense Allocation


================================================================================
          Expense                             Method of Allocating
--------------------------------------------------------------------------------
Security Guard Services             50-50 Supplier Invoice
--------------------------------------------------------------------------------
Snow Removal Services               50-50 Supplier Invoice
--------------------------------------------------------------------------------
Lawn Care Services                  50-50 Supplier Invoice
--------------------------------------------------------------------------------
Mail Delivery & Pick Up             50-50 Supplier Invoice
--------------------------------------------------------------------------------
Floor Mats and Uniforms             50-50 Supplier Invoice
--------------------------------------------------------------------------------
Trash/Garbage Services              50-50 Supplier Invoice
--------------------------------------------------------------------------------
Warehouse Storage-Mountfort         Based on Square Footage Utilized
--------------------------------------------------------------------------------
Heating, Ventilation, Air           Actual Supplier Invoices Broken Out
Conditioning
--------------------------------------------------------------------------------
Fire Extinguisher Services          50-50 Supplier Invoice
--------------------------------------------------------------------------------
Telephone, Fax, Paging, Voice       50-50 Base Charges + Actual Long
Mail, and Mobiles (including        Distance Charges from phone extensions
service contracts)
--------------------------------------------------------------------------------
Environmental Engineering Services  50-50 for Work on Permits, and
(Consultant)                        Landlord Structurals and Wheels & Tire Molds
                                    Tenant Invoiced Separately
--------------------------------------------------------------------------------
Electricity                         77-23 Utility Invoice
--------------------------------------------------------------------------------
Natural Gas                         71-29 Utility Invoice
--------------------------------------------------------------------------------
Water & Sewer                       80-20 Utility Invoice
--------------------------------------------------------------------------------
Ultra-Forge machining, handling &   Wheel and Tire Mold Invoices to Tenant from
warehousing                         Ultra-Forge Including Incentives
                                    and Hub Invoices to Oxnard from Ultra-Forge
                                    Including Incentives
================================================================================

Note: The first proportionate shares defined are Tenant. For example, 90-10 is 90% allocated to Tenant, and 10% allocated to Landlord structurals. It is planned that these services will eventually be separated with third parties directly invoicing Tenant following a transition period. In the interim, Landlord will receive invoices and re-invoice the Tenant for the defined share set forth above.

                                                                                                         ---------------------------
                                                                                                         EQUIPMENT NAME
                                                                                                         AND/OR NUMBER
PREVENTIVE MAINTENANCE CHECK CHART                                                                       CRANES, D.C./A.C.
------------------------------------------------------------------------------------------------------------------------------------
WORK PERFORMED BY:       BADGE NO.:       DATE COMPLETED         ASSIGNED TO:                            EQUIPMENT LOCATION
                                               /  /                                                      BLDG. 11, 22, 26
------------------------------------------------------------------------------------------------------------------------------------
Unit Available for Preventive Maintenance   / / YES    / / NO    FREQUENCY                               CHART NO.
                                                                 SYMBOL D                                             SHEET 2 OF
------------------------------------------------------------------------------------------------------------------------------------
PLANT                                                            WORK ORDER NO.                          PREVENTIVE MAINTENANCE TIME
        ERIE FORGE PLANT                                                                                 Allocable     Required
------------------------------------------------------------------------------------------------------------------------------------
        CODES:   / OK - No action required
                 0 Minor work performed
                 1 Work order required
                 2 Condition: dirty or poor
   ELECTRICAL    3 Not properly lubricated
   ----------    4 See comments below
------------------------------------------------------------------------------------------------------------------------------------
                                                               CODE AS COMPLETED
                                    -----------------------------------------------------------------------
                                     Lubricate
Item                                 or Check                              Adjust      Operate      Check
No.         Item and Element        Lubrication    Change     Replace    or Tighten    or Test    or Inspect      Instructions:
------------------------------------------------------------------------------------------------------------------------------------
       CONTROL CAB (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
         HOIST CONTROLLER                X                       X            X           X
------------------------------------------------------------------------------------------------------------------------------------
         RESISTANCE BANKS                X                       X            X           X
------------------------------------------------------------------------------------------------------------------------------------
         MOTOR ALARM                     X            X          X            X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMMENTS: Identify by Item Number
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ---------------------------
                                                                                                         EQUIPMENT NAME
                                                                                                         AND/OR NUMBER
PREVENTIVE MAINTENANCE CHECK CHART                                                                       CRANES, D.C./A.C.
------------------------------------------------------------------------------------------------------------------------------------
WORK PERFORMED BY:       BADGE NO.:       DATE COMPLETED         ASSIGNED TO:                            EQUIPMENT LOCATION
                                               /  /                                                      BLDG. 11, 22, 26
------------------------------------------------------------------------------------------------------------------------------------
Unit Available for Preventive Maintenance   / / YES    / / NO    FREQUENCY                               CHART NO.
                                                                 SYMBOL D                                             SHEET 1 OF
------------------------------------------------------------------------------------------------------------------------------------
PLANT                                                            WORK ORDER NO.                          PREVENTIVE MAINTENANCE TIME
        ERIE FORGE PLANT                                                                                 Allocable     Required
------------------------------------------------------------------------------------------------------------------------------------
        CODES:   / OK - No action required
                 0 Minor work performed
                 1 Work order required
                 2 Condition: dirty or poor
   ELECTRICAL    3 Not properly lubricated
   ----------    4 See comments below
------------------------------------------------------------------------------------------------------------------------------------
                                                               CODE AS COMPLETED
                                    -----------------------------------------------------------------------
                                     Lubricate
Item                                 or Check                              Adjust      Operate      Check
No.         Item and Element        Lubrication    Change     Replace    or Tighten    or Test    or Inspect      Instructions:
------------------------------------------------------------------------------------------------------------------------------------
     BRIDGE                              X
------------------------------------------------------------------------------------------------------------------------------------
       RUNWAY CONDUCTORS                 X                       X                        X
------------------------------------------------------------------------------------------------------------------------------------
       RUNWAY CONDUCTOR SUPPORTS         X                       X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE CONDUCTOR                  X                       X                        X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE CONDUCTOR SUPPORTS         X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       RUNWAY COLLECTORS                 X            X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       TROLLEY COLLECTORS                X            X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE DRIVE MOTOR BRUSHES        X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       TROLLEY MOTOR BRUSHES             X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       HOIST MOTOR BRUSHES               X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       HOIST LIMIT SWITCH                X            X          X            X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     CONTROL CAB
------------------------------------------------------------------------------------------------------------------------------------
       MAIN POWER SAFETY SWITCH          X                       X            X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE CONTROLLER CONTACTS        X                       X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       TROLLEY CONTROLLER CONTACTS       X                       X            X           X
------------------------------------------------------------------------------------------------------------------------------------
COMMENTS: Identify by Item Number
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ---------------------------
                                                                                                         EQUIPMENT NAME
                                                                                                         AND/OR NUMBER
PREVENTIVE MAINTENANCE CHECK CHART                                                                       CRANES, D.C./A.C.
------------------------------------------------------------------------------------------------------------------------------------
WORK PERFORMED BY:       BADGE NO.:       DATE COMPLETED         ASSIGNED TO:                            EQUIPMENT LOCATION
                                               /  /                                                      BLDG. 11, 22, 26
------------------------------------------------------------------------------------------------------------------------------------
Unit Available for Preventive Maintenance   / / YES    / / NO    FREQUENCY                               CHART NO.
                                                                 SYMBOL D                                             SHEET 3 OF
------------------------------------------------------------------------------------------------------------------------------------
PLANT                                                            WORK ORDER NO.                          PREVENTIVE MAINTENANCE TIME
        ERIE FORGE PLANT                                                                                 Allocable     Required
------------------------------------------------------------------------------------------------------------------------------------
        CODES:   / OK - No action required
                 0 Minor work performed
                 1 Work order required
                 2 Condition: dirty or poor
   MECHANICAL    3 Not properly lubricated
   ----------    4 See comments below
------------------------------------------------------------------------------------------------------------------------------------
                                                               CODE AS COMPLETED
                                    -----------------------------------------------------------------------
                                     Lubricate
Item                                 or Check                              Adjust      Operate      Check
No.         Item and Element        Lubrication    Change     Replace    or Tighten    or Test    or Inspect      Instructions:
------------------------------------------------------------------------------------------------------------------------------------
     HOIST (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
       CABLE DRUM SHAFT BEARINGS                     X           X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       MOTOR ANCHOR BOLTS                X           X           X                        X
------------------------------------------------------------------------------------------------------------------------------------
       MOTOR BEARINGS                                X           X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       LOAD BRAKE FRICTION DISC          X           X           X                        X
------------------------------------------------------------------------------------------------------------------------------------
       LOAD BRAKE [ILLEGIBLE) & SHIFTER  X           X           X            X
------------------------------------------------------------------------------------------------------------------------------------
       MOTOR BRAKE CAP                   X           X           X                        X
------------------------------------------------------------------------------------------------------------------------------------
       MOTOR BRAKE SHOES                 X           X           X                        X
------------------------------------------------------------------------------------------------------------------------------------
       CHAIN LINKS                       X           X           X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       HOOK                                          X           X            X           X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     CONTROL CAB
------------------------------------------------------------------------------------------------------------------------------------
       BRAKE PEDAL & LINKAGE                         X           X            X                       X
------------------------------------------------------------------------------------------------------------------------------------
       CAB ACCESS GATE                   X           X           X                        X
------------------------------------------------------------------------------------------------------------------------------------
       CAB TO BRIDGE LADDER FASTENER     X           X           X                        X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMMENTS: Identify by Item Number
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ---------------------------
                                                                                                         EQUIPMENT NAME
                                                                                                         AND/OR NUMBER
PREVENTIVE MAINTENANCE CHECK CHART                                                                       CRANES, D.C./A.C.
------------------------------------------------------------------------------------------------------------------------------------
WORK PERFORMED BY:       BADGE NO.:       DATE COMPLETED         ASSIGNED TO:                            EQUIPMENT LOCATION
                                               /  /                                                      BLDGS. 11, 22, 26
------------------------------------------------------------------------------------------------------------------------------------
Unit Available for Preventive Maintenance   / / YES    / / NO    FREQUENCY                               CHART NO.
                                                                 SYMBOL D                                             SHEET 3 OF
------------------------------------------------------------------------------------------------------------------------------------
PLANT                                                            WORK ORDER NO.                          PREVENTIVE MAINTENANCE TIME
        ERIE FORGE PLANT                                                                                 Allocable     Required
------------------------------------------------------------------------------------------------------------------------------------
        CODES:   / OK - No action required
                 0 Minor work performed
                 1 Work order required
                 2 Condition: dirty or poor
                 3 Not properly lubricated
                 4 See comments below
------------------------------------------------------------------------------------------------------------------------------------
                                                               CODE AS COMPLETED
                                    -----------------------------------------------------------------------
                                     Lubricate
Item                                 or Check                              Adjust      Operate      Check
No.         Item and Element        Lubrication    Change     Replace    or Tighten    or Test    or Inspect      Instructions:
------------------------------------------------------------------------------------------------------------------------------------
     TROLLEY                             X            X          X            X           X            X
------------------------------------------------------------------------------------------------------------------------------------
       WHEELS                            X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       WHEEL BEARINGS                                 X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       WHEEL AXLES                       X            X          X            X
------------------------------------------------------------------------------------------------------------------------------------
       DRIVE MOTOR COUPLING              X            X          X
------------------------------------------------------------------------------------------------------------------------------------
       DRIVE MOTOR ANCHOR BOLTS          X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       DRIVE MOTOR PINION                                        X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       TROLLEY DRIVE GEAR                                        X            X           X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     HOIST
------------------------------------------------------------------------------------------------------------------------------------
       SHEAVES                           X            X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       SHEAVE BEARINGS                                X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       EQUALIZER SHEAVE                               X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       CABLE                             X                       X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       CABLE ANCHOR                      X            X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       CABLE DRUM                        X            X          X            X
------------------------------------------------------------------------------------------------------------------------------------
       CABLE DRUM SHAFT                               X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
COMMENTS: Identify by Item Number
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ---------------------------
                                                                                                         EQUIPMENT NAME
                                                                                                         AND/OR NUMBER
PREVENTIVE MAINTENANCE CHECK CHART                                                                       CRANES, D.C./A.C.
------------------------------------------------------------------------------------------------------------------------------------
WORK PERFORMED BY:       BADGE NO.:       DATE COMPLETED         ASSIGNED TO:                            EQUIPMENT LOCATION
                                               /  /                                                      BLDGS., 11, 22, 26
------------------------------------------------------------------------------------------------------------------------------------
Unit Available for Preventive Maintenance   / / YES    / / NO    FREQUENCY                               CHART NO.
                                                                 SYMBOL D                                             SHEET 1 OF
------------------------------------------------------------------------------------------------------------------------------------
PLANT                                                            WORK ORDER NO.                          PREVENTIVE MAINTENANCE TIME
        ERIE FORGE PLANT                                                                                 Allocable     Required
------------------------------------------------------------------------------------------------------------------------------------
        CODES:   / OK - No action required                                                               PERSONNEL        ACTUAL
                 0 Minor work performed                                                                  ASSIGNED         HOURS
                 1 Work order required                                                                ------------------------------
                 2 Condition: dirty or poor                                                           ------------------------------
                 3 Not properly lubricated                                                            ------------------------------
                 4 See comments below
------------------------------------------------------------------------------------------------------------------------------------
                                                               CODE AS COMPLETED
                                    -----------------------------------------------------------------------
                                     Lubricate
Item                                 or Check                              Adjust      Operate      Check
No.         Item and Element        Lubrication    Change     Replace    or Tighten    or Test    or Inspect      Instructions:
------------------------------------------------------------------------------------------------------------------------------------
     BRIDGE
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE TO TRUCK BOLTS             X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       TRUCK WHEELS                                   X          X            X
------------------------------------------------------------------------------------------------------------------------------------
       TRUCK WHEEL BEARINGS                           X          X            X
------------------------------------------------------------------------------------------------------------------------------------
       TRUCK WHEEL AXLES                                         X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       TRUCK WHEEL DRIVER GEAR                        X          X            X           X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE DRIVE SHAFT SUPPORTS       X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE DRIVE SHAFT PINION                      X          X            X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE DRIVE SHAFT MOTOR CPLG                  X          X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE DRIVE SHAFT MOTOR BOLT     X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       BRIDGE BRAKE                      X                       X
------------------------------------------------------------------------------------------------------------------------------------
       CATWALK SUPPORTS                  X                       X                        X
------------------------------------------------------------------------------------------------------------------------------------
       CATWALK HANDRAILS                 X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       TROLLEY TRACK                     X                       X                        X
------------------------------------------------------------------------------------------------------------------------------------
       TROLLEY TRACK FASTENERS           X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------
       CAB SUPPORT FASTENERS             X            X          X                        X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           REVISED FEB 86 KAISER ALUMINUM
------------------------------------------------------------------------------------------------------------------------------------
COMMENTS: Identify by Item Number                                    ERIE WORKS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------